                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------
Adipar Ltd. [New York]
AG fur Aetherische Oele [Switzerland]
Alejandro Llauro E. Hijos S.A.I.C. [Argentina]
Anjali (HK) Corporation Limited [Hong Kong]
An-Pro Company [Ohio]
Atkinsons of London Ltd. [U.K.]
B&C International Co. (BVI) Ltd. [British Virgin Islands] B.E.A.U.T.Y Hair Shop GmbH [Germany]
Belcosa Distribuidora de Cosmeticos Ltda. [Brazil]
Belmed Ltda. [Bolivia]
Belvedere USA Corp. [Illinois]
Betrix Cosmetic GmbH [Germany]
Blaugold-Wella-Versicherungsvermittlungs GmbH [Germany]
Blendax Unterstutzungskasse GmbH [Germany]
California Lines UK Ltd. [U.K.]
CAMADA Grundstucks-GmbH & Co. OHG [Germany]
Capella GmbH [Russia]
Carlos BT [Hungary]
CE Verwaltungs GmbH [Germany]
Celtic Insurance Company Limited [Bermuda]
Cheladerm, Inc. [Delaware]
Chemlog LLC [Ohio]
Chemo Laboratories Manufacturing Sdn. Bhd. [Malaysia]
Clairol (China) Ltd. [China]
Clairol Brasil Higiene e Cosmeticos Ltda [Brazil]
Clairol Limited [U.K.]
Clairol Peru S.R.L. [Peru]
Clivia Publicidade Ltda. [Brazil]
Colonia Distribution GmbH [Germany]
Colonia S.p.A. [Italy]
Compania Procter & Gamble Mexico, S. de R.L. de C.V. [Mexico] Compania Quimica S.A. [Argentina]
Computehair Ltd. [U.K.]
Comunivers sa [Morocco]
CONTAKTE GmbH, Friseur Management Centrum [Germany]
Corpydes S.A. de C.V. [Mexico]
Corvatsch Trust reg. [Liechtenstein]
CosCos Inc. [New Jersey]
CosMedica C.A. [Venezuela]
Cosmetic Products Pty. Ltd. [Australia]
Cosmetic Suppliers (S.A.) Pty. Ltd. [Australia]
Cosmetic Suppliers Pty., Ltd. [Australia]
Cosmetics Beauty Inc. [New York]
Cosmital S.A. [Switzerland]
Cosmochem Chemische Vertriebsges. mbH [Germany]
Cosmonor Distribuidora de Cosmeticos Ltda. [Brazil] Cosmopolitan Cosmetics (Fragrances and Cosmetics) Ltd. [Taiwan] Cosmopolitan Cosmetics (Pty) Ltd. [South Africa]
Cosmopolitan Cosmetics (UK) Ltd. [U.K.]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Cosmopolitan Cosmetics AG [Switzerland]
Cosmopolitan Cosmetics Austria Ges.m.b.H. [Austria]
Cosmopolitan Cosmetics B.V. [Netherlands]
Cosmopolitan Cosmetics Batics [Lithuania]
Cosmopolitan Cosmetics China Ltd. [Hong Kong]
Cosmopolitan Cosmetics GmbH [Germany]
Cosmopolitan Cosmetics Inc. [Florida]
Cosmopolitan Cosmetics K.K. [Japan]
Cosmopolitan Cosmetics KFT [Hungary]
Cosmopolitan Cosmetics Korea Co., Ltd [Korea]
Cosmopolitan Cosmetics LLC [Russia]
Cosmopolitan Cosmetics Ltd. [Hong Kong]
Cosmopolitan Cosmetics N.V./S.A. [Belgium]
Cosmopolitan Cosmetics Polska Sp.z.o.o. [Poland]
Cosmopolitan Cosmetics Prestige GmbH [Germany]
Cosmopolitan Cosmetics Pte. Ltd. [Singapore]
Cosmopolitan Cosmetics Pty Ltd [Australia]
Cosmopolitan Cosmetics S.A. [Argentina]
Cosmopolitan Cosmetics S.A. [France]
Cosmopolitan Cosmetics S.A. [Portugal]
Cosmopolitan Cosmetics S.A. [Spain]
Cosmopolitan Cosmetics S.p.a. [Italy]
Cosmopolitan Cosmetics s.r.o. [Czech Republic]
Cosmopolitan Cosmetics Scandinavia A/S [Denmark]
Cosmopolitan Cosmetics USA, Inc. [New Jersey]
Cosmopolitan Cosmetics, S.A. de C.V. [Mexico]
Cosmopolitan Cosmetics, s.r.o. [Slovakia]
Cosmoresearch Co. Ltd. [Japan]
Crest Toothpaste Inc. [Canada]
Detergent Products A.G. [Switzerland]
Deutsche Procter & Gamble Unternehmensbeteiligungs GmbH [Germany]
Dicosma Distribuidora de Cosmeticos Ltda. [Brazil]
Dictus Grundstucks-Verwaltungsges. mbH & Co. KG [Germany]
District Pet Imaging, LLC [Ohio]
Eastern European Supply Company [Ukraine]
Eau de Cologne- & Parfumerie-Fabrik Glockengasse No. 4711 gegenuber der
  Pferdepost von Ferd. Mulhens GmbH [Germany]
Ecopan Inc. [Panama]
Elysee BT [Hungary]
Emil Kiessling GmbH [Germany]
Ensambles de Silleria Mexicana S.A. de C.V. [Mexico]
Escada Cosmetics Ltd [Korea]
Eurocos Cosmetic GmbH [Germany]
Eurocos Ltd [U.K.]
EURO-Juice G.m.b.H. Import und Vertrieb [Germany]
European Beauty Products (U.K.) Limited [U.K.]
Europeenne Distribution Parfumerie - Edipar S.A.R.L. [France]
Faweco Cosmetics GmbH [Germany]
FBV Friseurbetriebe-Verwaltungsgesellschaft mbH [Germany]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

FBV Service GmbH & Co. Beteiligungs-OHG [Germany]
FBV Service GmbH & Co. Holding OHG [Germany]
Ferraris BT [Hungary]
FINCO DO BRASIL FOMENTO COMERCIAL Ltda. [Brazil]
FINCO HOLDINGS (BVI) Inc. [British Virgin Islands]
Fine Beauty Care (Pte) Ltd. [Namibia]
FINPAR-Finco do Brasil Participacoes Ltda. [Brazil]
Finusa S.A. [Argentina]
FKB Friseur- und Kosmetik-Bedarf GmbH [Germany]
Foreign Company "Procter & Gamble" [Belarus]
Fountain Square Music Publishing Co., Inc. [Ohio]
Frank BT [Hungary]
Fruehling Cosmetics Co. Ltd. [Thailand]
Gala Cosmetics International Limited [U.K.]
Gala Marketing [Ukraine]
Gala of London Limited [U.K.]
Giorgio Beverly Hills, Inc. [Delaware]
Global Business Services de Costa Rica Limitada [Costa Rica] Graham Webb International [California]
Gresham Cosmetics Pty Ltd [Australia]
GS Friseurversand GmbH [Germany]
Handelsonderneming K. Kwakkenbos B.V. [Netherlands]
Herman Lepsoe A/S [Norway]
Herve Leger Parfums GmbH [Germany]
Humatro Corporation [Delaware]
Hyginett KFT [Hungary]
Iams Argentina S.A. [Argentina]
Iams Australia/New Zealand Pty. Ltd. [Australia]
Iams Chile Limitada [Chile]
Iams do Brasil Comercial, Exportadora e Importadora Ltda. [Brazil] Iams Europe B.V. [Netherlands]
Iams Global, Inc. [Ohio]
Iams Japan K.K. [Japan]
Iams Mexico, S. de R.L. de C.V. [Mexico]
Iams New Zealand Limited [New Zealand]
Iams Pet Food International N.V. [Netherlands]
Iams Pet Imaging, Inc. [Ohio]
Iams Pet Imaging, LLC [Ohio]
Iams S. Africa Pty. [South Africa]
Iams Servicios, S. de R.L. de C.V. [Mexico]
Iams U.K. Limited [U.K.]
Industrial Catenation Services (Pty.) Ltd. [South Africa] Industrias Modernas, S.A. [Guatemala]
Inmobiliaria Procter & Gamble de Venezuela, S.C.S. [Venezuela] Inmobiliaria Procter & Gamble de Venezuela, S.R.L. [Venezuela] Intercosmetic S.A. [Belgium]
Interkosmetik Gesellschaft m.b.H. [Austria]
Intpropco Inc. [Delaware]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Intpropco S.A. [Switzerland]
Inversiones Industrias Mammi, S.C.A. [Venezuela]
Inversiones Industrias Mammi-1, S.R.L. [Venezuela]
Inversiones Procter & Gamble de Venezuela, S.C.A. [Venezuela] Inversiones Procter & Gamble de Venezuela-1, S.R.L. [Venezuela] Inverta Verwaltungsgesellschaft mbH [Germany]
Ipse Beteiligungsgesellschaft mbH [Germany]
Johann Maria Farina & Cie. zur Stadt Rom e.K. [Germany]
Johann Maria Farina Dr. E. Meitzen am Dom zu Coln e.K. [Germany] Johann Maria Farina gegenuber dem Neumarkt e.K. [Germany]
Junge + Michaelis GmbH [Germany]
Junger&Gebhardt Verwaltungs-GmbH [Germany]
Juvian Fabric Care Corporation [Ohio]
Kadabell GmbH [Austria]
Kadabell GmbH & Co. KG [Germany]
Kadabell GmbH [Germany]
Kadabell Italiana S.P.A. [Italy]
Kadus Schweiz AG [Switzerland]
Kasmare Ltd. [U.K.]
KMS Kramm + Scholten GmbH [Germany]
Komal Manufacturing Chemists Ltd. [India]
Kosinus Beteiligungs GmbH [Germany]
Les Parfums Charles Jourdan S.A. [France]
Liberty Street Music Publishing Company, Inc. [Ohio]
LLC "Procter & Gamble Novomoskovsk" [Russia]
LONDA Cosmetics S.R.L. [Romania]
Londa GmbH [Germany]
Londa Kosmetika s.r.o. [Czech Republic]
Londa Kosmetika SAO [Russia]
Londa Kosmetikai Kft. [Hungary]
Londa Kosmetyki sp. z.o.o. [Poland]
Londa Rothenkirchen Produktions GmbH [Germany]
Loreto y Pena Pobre, S.A. de C.V. [Mexico]
Malabar (HK) Corporation Limited [Hong Kong]
Marcosma Distribuidora de Cosmeticos Ltda. [Brazil]
Marcvenca Inversiones, C.A. [Venezuela]
Max Factor & Co. (U.K.) Ltd. [Bermuda]
Max Factor & Co. [Delaware]
Max Factor K.K. [Japan]
Max Factor Limited [U.K.]
Max Mara Parfums France S.A.S. [France]
Max Mara Parfums S.r.l. [Italy]
Mercona (G.B.) Ltd. [U.K.]
Merveille S.A. [Switzerland]
Metropolitan Cosmetics GmbH [Germany]
Metropolitan Cosmetics Grand Stores JV UAE [United Arab Emirates] Metropolitan Cosmetics Pte. Ltd. [Singapore]
Midway Holdings Ltd. [Cayman Islands]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Millstone Coffee, Inc. [Washington]
Modern Hairdressing Supplies (Pty) Ltd. [South Africa]
Modern Holdings (Pty) Ltd. [South Africa]
Modern Industries Company - Dammam [Saudi Arabia]
Modern Industries Company - Jeddah [Saudi Arabia]
Modern Products Company - Jeddah [Saudi Arabia]
Moroccan Modern Industries [Morocco]
Muelhens GmbH & Co. KG [Germany]
MULHENS International GmbH & Co. oHG [Germany]
N.V. Handelmaatschappij van Ravensberg [Netherlands]
Neoblanc-Produtos de Higiene e Limpeza Lda. [Portugal]
Noon-in-China, LLC [New York]
Noxell Corporation [Maryland]
Olay Company, Inc. [Delaware]
Olga BT [Hungary]
Ondabel S.A. [Argentina]
Ondal France E.u.r.l. [France]
Ondal Industrietechnik GmbH [Germany]
Ondal USA Inc. [Virginia]
Ondawel (G.B.) Ltd. [U.K.]
Ondelle S.A.(Pty) Ltd. [South Africa]
OOO Procter & Gamble Services Company [Russia]
P&G Consultoria E Servicos Ltda. [Brazil]
P&G Holding B.V. [Netherlands]
P&G Holding Company S.R.L. [Argentina]
P&G Indochina [Vietnam]
P&G Industrial Peru S.R.L. [Peru]
P&G Inversiones S.A. [Argentina]
P&G Investments Limited [Costa Rica]
P&G Israel M.D.O. Ltd. [Israel]
P&G K.K. [Japan]
P&G Northeast Asia Pte. Ltd. [Singapore]
P&G Prestige Beaute Cosmetic Warenvertrieb GmbH [Austria]
P&G Prestige Beaute GmbH [Germany]
P&G Prestige Beaute S.A.R.L. [Switzerland]
P&G Servicios S.A. [Argentina]
P&G-Clairol, Inc. [Delaware]
P. T. Procter & Gamble Indonesia TbK [Indonesia]
P.T. Kosmindo [Indonesia] P.T. Mawar Sejati [Indonesia]
P.T. Procter & Gamble Home Products Indonesia [Indonesia]
Pacific Beauty Care Pte. Ltd. [Singapore]
PADOS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Darmstadt KG
 [Germany]
Palo Co. Ltd. [Japan]
Papierhygiene GmbH [Germany]
Parfums Rochas GmbH [Germany]
Parfums Rochas S.A. [France]
Patent-und Lizenzverwertungsgesellschaft mbH [Germany]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Percol Beteiligungen GmbH [Germany]
Person Verwaltungs-GmbH & Co. OHG [Germany]
PFX Pet Supply, Inc. [Ohio]
PGV Chile S.A. [Chile]
PPProducts SARL [Switzerland]
PPS Hairwear Australia Pty Ltd [Australia]
Procter & Gamble (Chengdu) Ltd. [PRC]
Procter & Gamble (China) Ltd. [PRC]
Procter & Gamble (Cosmetics and Fragrances) Limited [U.K.]
Procter & Gamble (East Africa) Limited [Kenya]
Procter & Gamble (Egypt) Industrial and Commercial Company [Egypt] Procter & Gamble (Egypt) Manufacturing Company [Egypt] (Partnership) Procter & Gamble (Enterprise Fund) Limited [U.K.]
Procter & Gamble (Guangzhou) Ltd. [PRC]
Procter & Gamble (Health & Beauty Care) Limited [U.K.]
Procter & Gamble (Ireland) Limited [Ireland]
Procter & Gamble (Malaysia) Sdn. Berhad [Malaysia]
Procter & Gamble (Manufacturing) Ireland Limited [Ireland]
Procter & Gamble (NBD) Pty. Ltd. [Australia]
Procter & Gamble (Shanghai) International Trade Company Ltd. [PRC] Procter & Gamble (Vietnam) Ltd. [Vietnam]
Procter & Gamble (Yemen) Ltd [Yemen]
Procter & Gamble A/S [Norway]
Procter & Gamble Algeria EURL [Algeria]
Procter & Gamble Amiens S.N.C. [France]
Procter & Gamble Argentina Sociedad Colectiva [Argentina]
Procter & Gamble Asia Pacific Ltd. [Hong Kong]
Procter & Gamble Asia Pte. Ltd. [Singapore]
Procter & Gamble Australasia Holdings Pte. Ltd. [Singapore]
Procter & Gamble Australia Proprietary Limited [Australia]
Procter & Gamble Austria GmbH [Austria]
Procter & Gamble Bangladesh Private Ltd. [Bangladesh]
Procter & Gamble Belize Ltda. [Belize]
Procter & Gamble Beteiligungs GmbH [Germany]
Procter & Gamble Beverages GmbH [Germany]
Procter & Gamble Blois S.A.S. [France]
Procter & Gamble Bolivia S.R.L. [Bolivia]
Procter & Gamble Bulgaria EOOD [Bulgaria]
Procter & Gamble Business Services Canada Company [Canada]
Procter & Gamble Canada Holding B.V. [Netherlands]
Procter & Gamble Central & Eastern Europe GmbH [Germany]
Procter & Gamble Central Europe Holding B.V. [Netherlands]
Procter & Gamble Chile, Inc. [Ohio]
Procter & Gamble Colombia Ltda. [Colombia]
Procter & Gamble Color, S.C.A. [Venezuela]
Procter & Gamble Commercial de Cuba, S.A. [Cuba]
Procter & Gamble Czech Holding B.V. [Netherlands]
Procter & Gamble Czech Republic [Czech Republic]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Procter & Gamble d.o.o. za trgovinu [Croatia]
Procter & Gamble Danmark AS [Denmark]
Procter & Gamble de Nicaragua y Compania Ltda. [Nicaragua] Procter & Gamble de Venezuela, S.C.A. [Venezuela]
Procter & Gamble de Venezuela, S.R. L. [Venezuela]
Procter & Gamble Detergent (Beijing) Ltd. [PRC]
Procter & Gamble Development Company A.G. [Switzerland] Procter & Gamble Distributing (Philippines) Inc. [Philippines] Procter & Gamble Distributing Limited [U.K.]
Procter & Gamble Distributing New Zealand [New Zealand] Procter & Gamble Distribution Company (Europe) BVBA [Belgium] Procter & Gamble do Brasil S/A [Brazil]
Procter & Gamble do Brazil, Inc. [Delaware]
Procter & Gamble do Nordeste S/A [Brazil]
Procter & Gamble Eastern Europe, Inc. [Ohio]
Procter & Gamble Ecuador Compania Anonima [Ecuador]
Procter & Gamble Egypt [Egypt]
Procter & Gamble Energy Company LLC [Ohio]
Procter & Gamble Espana S.A. [Spain]
Procter & Gamble Eurocor N.V. [Belgium]
Procter & Gamble Europe N.V. [Belgium]
Procter & Gamble Europe SA [Switzerland]
Procter & Gamble European Services SARL [Switzerland]
Procter & Gamble European Supply Company BVBA [Belgium] Procter & Gamble European Technical Center BVBA [Belgium] Procter & Gamble Export Operations SARL [Switzerland]
Procter & Gamble Export-FZE [U.A.E.]
Procter & Gamble Far East, Inc. [Ohio]
Procter & Gamble Finance (Canada) Limited Partnership [Canada] Procter & Gamble Finance (U.K.) Ltd. [U.K.]
Procter & Gamble Financial Services [Ireland]
Procter & Gamble Finland OY [Finland]
Procter & Gamble Food Products SARL [Switzerland]
Procter & Gamble France S.N.C. [France]
Procter & Gamble FSC (Barbados) Inc. [Barbados]
Procter & Gamble Ghana, Ltd. [Ghana]
Procter & Gamble GmbH [Germany]
Procter & Gamble Gulf FZE [United Arab Emirates]
Procter & Gamble Hair Care, LLC [Delaware]
Procter & Gamble Health and Beauty Care-Europe Limited [U.K.] Procter & Gamble Hellas A.E. [Greece]
Procter & Gamble Higiene e Cosmeticos Limitada [Brazil] Procter & Gamble Holding (HK) Limited [Hong Kong]
Procter & Gamble Holding (Thailand) Limited [Thailand]
Procter & Gamble Holding Denmark ApS [Denmark]
Procter & Gamble Holding GmbH & Co. Operations oHG [Germany] Procter & Gamble Holding GmbH [Germany]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Procter & Gamble Holding S.r.l. [Italy]
Procter & Gamble Holdings (U.K.) Ltd. [U.K.]
Procter & Gamble Holdings Limited [Ireland]
Procter & Gamble Holdings Singapore Pte. Ltd. [Singapore]
Procter & Gamble Home Products Limited [India]
Procter & Gamble Hong Kong Limited [Hong Kong]
Procter & Gamble Hungary Holding B.V. [Netherlands]
Procter & Gamble Hungary Wholesale Trading Partnership (KKT) [Hungary] Procter & Gamble Hygiene & Health Care Limited [India]
Procter & Gamble Inc. [Ontario, Canada]
Procter & Gamble India Holdings, Inc. [Ohio]
Procter & Gamble Industrial 1, S.R.L. [Venezuela]
Procter & Gamble Industrial de Guatemala, S.A. [Guatemala]
Procter & Gamble Industrial e Comercial Ltda. [Brazil]
Procter & Gamble Industrial S.C.A. [Venezuela]
Procter & Gamble Interamericas de Costa Rica Ltda. [Costa Rica]
Procter & Gamble Interamericas de El Salvador, Limitada de Capital Variable
 [El Salvador]
Procter & Gamble Interamericas de Guatemala Ltda. [Guatemala]
Procter & Gamble Interamericas de Honduras, S. de R.L. [Honduras]
Procter & Gamble Interamericas de Panama, S. de R.L. [Panama]
Procter & Gamble Interamericas LLC [Delaware]
Procter & Gamble International Operations Pte. Ltd. [Singapore]
Procter & Gamble International Operations S.A. [Switzerland]
Procter & Gamble Investment Company (UK) Ltd. [U.K.]
Procter & Gamble Investment Subsidiary Inc. [Canada]
Procter & Gamble Investments (UK) Limited [U.K.]
Procter & Gamble Investments Limited [Ireland]
Procter & Gamble Italia, S.p.A. [Italy]
Procter & Gamble Jamaica Ltd. [Jamaica]
Procter & Gamble Kazakhstan [Kazakhstan]
Procter & Gamble Korea IE, Co. [Korea]
Procter & Gamble Korea Inc. [Korea]
Procter & Gamble Korea S&D Co. [Korea]
Procter & Gamble Laundry & Cleaning Products Limited [U.K.]
Procter & Gamble Leasing LLC [Ohio]
Procter & Gamble Levant S.A.L. [ Lebanon]
Procter & Gamble Limited [U.K.]
Procter & Gamble Limited Liability Company [Uzbekistan]
Procter & Gamble Luxembourg Finance Sarl [Luxembourg]
Procter & Gamble Luxembourg Holding S.a.r.l. [Luxembourg]
Procter & Gamble Luxembourg Investment Sarl [Luxembourg]
Procter & Gamble Manufactura, S. de R.L. de C.V. [Mexico]
Procter & Gamble Manufacturing (Thailand) Limited [Thailand]
Procter & Gamble Manufacturing (Tianjin) Co. Ltd. [PRC]
Procter & Gamble Manufacturing Belgium N.V. [Belgium]
Procter & Gamble Manufacturing GmbH [Germany]
Procter & Gamble Manufacturing Istra [Russia]
Procter & Gamble Manufacturing Pty. Ltd. [Australia]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Procter & Gamble Manufacturing Ukraine [Ukraine]
Procter & Gamble Marketing & Commercial Activities d.o.o. [Slovenia] Procter & Gamble Marketing and Services d.o.o. [Serbia and Montenegro] Procter & Gamble Marketing DOOEL Skopje [Macedonia]
Procter & Gamble Marketing Latvia Ltd. [Latvia]
Procter & Gamble Marketing Romania SRL (Romania)
Procter & Gamble Maroc [Morocco]
Procter & Gamble Mataro, S.L. [Spain]
Procter & Gamble Materials Management Romania S.R.L. [Romania]
Procter & Gamble Materials Management s.r.o. [Czech Republic]
Procter & Gamble Mexico Holding B.V. [Netherlands]
Procter & Gamble Moldova SRL [Moldova]
Procter & Gamble N.S. Holding Company [Canada]
Procter & Gamble Nederland B.V. [Netherlands]
Procter & Gamble Netherland Services B.V. [Netherlands]
Procter & Gamble Neuilly S.A.S. [France]
Procter & Gamble Nigeria Limited [Nigeria]
Procter & Gamble Nordic Inc. [Ohio]
Procter & Gamble Norge AS [Norway]
Procter & Gamble NPD, Inc. [Ohio]
Procter & Gamble O.O.O. [Russia]
Procter & Gamble Operations Polska-Spolka z o.o. [Poland]
Procter & Gamble Orleans S.A.S. [France]
Procter & Gamble Overseas Ltd. [U.K.]
Procter & Gamble Pakistan (Private) Limited [Pakistan]
Procter & Gamble Personal Cleansing (Tianjin) Ltd. [PRC]
Procter & Gamble Peru S.R.L. [Peru]
Procter & Gamble Pharmaceuticals Canada, Inc. [Canada]
Procter & Gamble Pharmaceuticals Espana, S.L. [Spain]
Procter & Gamble Pharmaceuticals France [France]
Procter & Gamble Pharmaceuticals Longjumeau S.A.S. [France]
Procter & Gamble Pharmaceuticals N.V. [Belgium]
Procter & Gamble Pharmaceuticals Nederland B.V. [Netherlands]
Procter & Gamble Pharmaceuticals Puerto Rico, Inc. [Delaware]
Procter & Gamble Pharmaceuticals SARL [Switzerland]
Procter & Gamble Pharmaceuticals U.K. Limited [U.K.]
Procter & Gamble Pharmaceuticals, Inc. [Ohio]
Procter & Gamble Pharmaceuticals-Germany GmbH [Germany]
Procter & Gamble Philippines, Inc. [Philippines]
Procter & Gamble Platform, Inc. [Ohio]
Procter & Gamble Polska-Spolka z o.o [Poland]
Procter & Gamble Porto, Lda. [Portugal]
Procter & Gamble Portugal S.A. [Portugal]
Procter & Gamble Product Supply (U.K.) Limited [U.K.]
Procter & Gamble Productions, Inc. [Ohio]
Procter & Gamble Quimica Ltda. [Brazil]
Procter & Gamble reflect.com, Inc. [Delaware]
Procter & Gamble RHD, Inc. [Ohio]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Procter & Gamble RSC Regional Service Company Ltd. [Hungary] Procter & Gamble S.A. [Chile]
Procter & Gamble S.r.l. [Italy]
Procter & Gamble Service GmbH [Germany]
Procter & Gamble Services (Switzerland) SA [Switzerland]
Procter & Gamble Services Company N.V. [Belgium]
Procter & Gamble Services France S.A.S. [France]
Procter & Gamble Servicios Latinoamerica, S.C.A. [Venezuela] Procter & Gamble Servicios Latinoamerica-1, S.R.L. [Venezuela] Procter & Gamble Singapore Investment Pte. Ltd. [Singapore] Procter & Gamble Singapore Pte. Ltd. [Singapore]
Procter & Gamble South Africa Proprietary Limited [South Africa] Procter & Gamble Sri Lanka Private Ltd. [Sri Lanka]
Procter & Gamble Sverige AB [Sweden]
Procter & Gamble Switzerland SARL [Switzerland]
Procter & Gamble Taiwan Limited [Taiwan]
Procter & Gamble Technical Centers Limited [U.K.]
Procter & Gamble Technology (Beijing) Co., Ltd. [PRC]
Procter & Gamble Tenedora, S.A. [Venezuela]
Procter & Gamble Trading (Thailand) Limited [Thailand]
Procter & Gamble Trgovaeko Drustvo d.o.o. Sarajevo [Bosnia] Procter & Gamble Tuketim Mallari Sanayii A.S. [Turkey]
Procter & Gamble U.K. [U.K.] (Partnership)
Procter & Gamble Ukraine [Ukraine]
Procter & Gamble Valores, S.A. [Venezuela]
Procter & Gamble, Spol. s r.o. (Ltd.) [Slovak Republic]
Procter & Gamble-Rakona, s.r.o. [Czech Republic]
Productora de Cosmeticos S.A. de C.V. [Mexico]
Productos Sanitarios Sociedad Colectiva [Argentina]
Productos Cosmeticos S.A. [Spain]
Progam Realty & Development Corporation [Philippines]
Progasud S.r.l. [Italy]
Promotora de Bienes y Valores, S. de R.L. de C.V. [Mexico]
PT Cosmopolitan Cosmetics Indonesia Limited [Indonesia] Publicitaria Combla Ltda. [Chile]
PUR Water Purification Products, Inc. [Ohio]
Richardson-Vicks do Brasil Quimica e Farmaceutica S.A. [Brazil] Richardson-Vicks Real Estate Inc. [Ohio]
Riverfront Music Publishing Co., Inc. [Ohio]
Rochas Paris Inc. [New York]
Rohm Pharma GmbH Wien [Austria]
Rosemount Corporation [Delaware]
Russwell GmbH [Russia]
R-V Chemicals Holdings Ltd. [Ireland]
S.C. Detergenti S.A. [Romania]
S.P.F. Beaute S.a.r.l. [France]
Salon Service Genova SrL [Italy]
Scannon GmbH [Germany]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Scannon S.A. [France]
Sebastian Australia Pty., Ltd. [Australia]
Sebastian de Mexico S.A. de C.V. [Mexico]
Sebastian Deutschland GmbH [Germany]
Sebastian Europe GmbH [Germany]
Sebastian France S.A.S. [France]
Sebastian International Inc. [California]
Sebastian Suisse GmbH [Switzerland]
Secato Friseurbedarf GmbH [Germany]
Serventi (Design) Ltd. [U.K.]
Shulton (Great Britain) Ltd. [U.K.]
Shulton S.A. [Guatemala]
Shulton, Inc. [New Jersey]
Sigma Cosmetica International S.A. [Uraguay]
Sistema Espansione s.r.l. [Italy]
Societe Immobiliere Les Colombettes, S.A. [Switzerland]
SsangYong Paper Co. Ltd. [Korea]
Star Parfums GmbH [Germany]
Sulcosma Distribuidora de Cosmeticos Ltda. [Brazil]
Sundor Brands Inc. [Florida]
Sundor Brands Limited [U.K.]
Surfac S. R. Ltda. [Peru]
Sycamore Productions, Inc. [Ohio]
Tambrands (Continental) Ltd. [U.K.]
Tambrands Dosmil, S.A. de C.V. [Mexico]
Tambrands France S.A.S. [France]
Tambrands Inc. [Delaware]
Tambrands Industria e Comercia Ltda. [Brazil]
Tambrands Investments Ltd. [U.K.]
Tambrands Ireland Limited [Ireland]
Tambrands Limited [U.K.]
Tambrands Ukraine Ltd. [Ukraine]
Temple Trees Impex & Investment Private Limited [India]
The Dover Wipes Company [Ohio]
The Folger Coffee Company [Ohio]
The Iams Company [Ohio]
The Malabar Company [Delaware]
The Procter & Gamble Commercial Company [Ohio]
The Procter & Gamble Company of South Africa (Proprietary) Limited
 [South Africa]
The Procter & Gamble Distributing Company [Ohio]
The Procter & Gamble GBS Company [Ohio]
The Procter & Gamble Global Finance Company [Ohio]
The Procter & Gamble International Insurance Company, Limited [Ireland] The Procter & Gamble iVentures Company [Ohio]
The Procter & Gamble Manufacturing Company [Ohio]
The Procter & Gamble Paper Products Company [Ohio]
The Procter & Gamble U.S. Business Services Company [Ohio]
The Wella Corporation [California]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Thomas Hedley & Co. Limited [U.K.]
Tondeo-Werk GmbH [Germany]
Transcosmetics Holdings Sdn. Bhd. [Malaysia]
TRAPOFA Leonhard-Speditions GmbH I.L. [Germany]
Unidisbell Ltda. [Colombia]
Universal Beauty Supply Corp. [Puerto Rico]
Uschi Friseur-Fachversand GmbH [Austria]
Uschi Friseur-Fachversand GmbH [Germany]
Uschi Verwaltungsgesellschaft mbH [Germany]
Valbonne S.A. [Switzerland]
Vick International Corporation [Delaware]
Vick Nigeria Limited [Nigeria]
Vidal Sassoon (Shanghai) Academy [PRC]
Vidal Sassoon Co. [Ohio]
Vita Cientifica S.L. [Spain]
Wella (Ireland) Ltd. [Ireland]
Wella (Thailand) Co. Ltd. [Thailand]
Wella (U.K.) Holdings Ltd. [U.K.]
Wella (U.K.) Ltd. [U.K.]
Wella AB [Sweden]
Wella AG [Germany]
Wella Asia Pacific Co. [Malaysia]
Wella Beteiligungen AG [Switzerland]
Wella Canada Inc. [Canada]
Wella Chile S.A. [Chile]
Wella Colombiana S.A. [Colombia]
Wella Cosmetics China Ltd. Co. [China]
Wella CZ s.r.o. [Czech Republic]
Wella Danmark A/S [Denmark]
Wella France S.A.S. [France]
WELLA HELLAS SA [Greece]
Wella Hongkong Limited [Hong Kong]
Wella India Haircosmetics Private Limited [India]
Wella Intercosmetic GmbH [Germany]
Wella International Finance B.V. [Netherlands]
Wella Italia Labocos S.p.A. [Italy]
Wella Japan Co. Ltd. [Japan]
Wella Korea Co. Ltd. [Korea]
Wella Kozmetik Sanayi ve Ticaret A.S. [Turkey]
Wella Laboratories Inc. [California]
Wella Magyaroszag Kft. (Wella Hungary Ltd.) [Hungary]
Wella Malaysia Sdn. Bhd. [Malaysia]
Wella Manufacturing of Virginia Inc. [Virginia]
WELLA NEW ZEALAND LIMITED [New Zealand]
Wella Paraguay S.A. [Paraguay]
Wella Personal Care of North America Inc. [New Jersey]
Wella Philippines Inc. [Philippines]
Wella Polska Sp.z.o.o. [Poland]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Wella Portugal Sociedade Unipessoal Lda. [Portugal]
Wella Romania s.r.l. [Romania]
Wella Slovensko, s.r.o. [Slovakia]
Wella Suisse GmbH [Switzerland]
Wella Taiwan Co. Ltd. [Taiwan]
Wella Ukraina [Ukraine]
Yardley of London Ltd. [U.K.]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name